UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 26, 2004
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                          BENTLEY PHARMACEUTICALS, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     1-10581                  59-1513162
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(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)                File No.)             Identification No.)


Bentley Park; 2 Holland Way; Exeter, New Hampshire                        03833
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (603) 658-6100




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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits:

         99.1     Press Release of the Registrant dated February 26, 2004.


Item 12. Results of Operations and Financial Condition.
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On February 26, 2004, Bentley Pharmaceuticals, Inc. (the "Registrant") issued the press release attached to this Current Report on Form 8-K (the "Report") as
Exhibit 99.1 reporting its financial results for the three months and year ended December 31, 2003, which is incorporated herein by reference.

The information in this Report, including the exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BENTLEY PHARMACEUTICALS, INC.

Date:    February 26, 2004                  By: /s/ MICHAEL D. PRICE
                                                --------------------
                                                Michael D. Price
                                                Vice President and
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number   Description
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99.1     Press Release of the Registrant dated February 26, 2004.